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                                                                   Exhibit 10.64

                       STOCK APPRECIATION RIGHTS AGREEMENT

           THIS AGREEMENT, dated _____________, _____, is made by and between SCPIE Holdings Inc., a Delaware corporation, hereinafter referred to as the "Company," and ___________, an Employee of the Company or a Subsidiary of the Company, hereinafter referred to as "Holder."

           WHEREAS, the Company maintains The 2001 Amended and Restated Equity Participation Plan of SCPIE Holdings Inc. (the "Plan"); and

           WHEREAS, the Company wishes to afford the Holder the opportunity to receive an amount determined by the appreciation of shares of its Common Stock, par value $.0001 per share; and

           WHEREAS, the Committee has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Stock Appreciation Right (the "Right") provided for herein to the Holder as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Right.

           NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

           1.1 General. Wherever the following terms are used in this Agreement, they shall have the meanings specified below, unless the context clearly indicates otherwise.

           1.2 Board. "Board" shall mean the Board of Directors of the Company.

           1.3 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

           1.4 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1 of the Plan.

           1.5 Common Stock. "Common Stock" shall mean the Common Stock of the Company, par value $.0001 per share.

           1.6 Company. "Company" shall mean SCPIE Holdings Inc., a Delaware corporation.

           1.7 Director. "Director" shall mean a member of the Board.






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           1.8  Employee. "Employee" shall mean any officer or other employee
(as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

           1.9 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           1.10 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

           1.11 Holder. "Holder" shall mean the Employee granted the Right under this Agreement and the Plan.

           1.12 Independent Director. "Independent Director" shall mean a Director who is not an Employee.

           1.13 Plan. "Plan" shall mean The 2001 Amended and Restated Equity Participation Plan of SCPIE Holdings Inc.

           1.14 Right. "Right" shall mean the Stock Appreciation Right granted under this Agreement and Article VIII of the Plan.

           1.15 Secretary. "Secretary" shall mean the Secretary of the Company.

           1.16 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

           1.17 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           1.18 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between the Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of the Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the

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discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Terminations of Employment. Notwithstanding any other provision hereof, the Company or any Subsidiary has an absolute and unrestricted right to terminate the Holder's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                                 GRANT OF RIGHT

           2.1 Grant of Right. In consideration of the Holder's agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, effective as of ______________, _____ (the "Date of Grant"), the Company irrevocably grants to the Holder the right to the appreciation on _______ shares of its Common Stock, as determined under Section 2.2, upon the terms and conditions set forth in this Agreement.

           2.2 Payment upon Exercise. Upon exercise of all or a specified portion of the Right, the Holder (or other person entitled to exercise the Right pursuant to this Agreement and the Plan) shall be entitled to receive from the Company an amount in cash in one lump sum payment determined by multiplying (a) the difference (if any) obtained by subtracting (i) the exercise price per share of the Right from (ii) the Fair Market Value of a share of Common Stock on the date of exercise of the Right, by (b) the number of shares of Common Stock with respect to which the Right is exercised, subject to any limitations the Committee may impose. Such lump sum payment shall be made within thirty (30) days after the Fair Market Value of a share of Common Stock on the date of exercise of the Right is determined under Section 1.10.

           2.3 Exercise Price. The exercise price of the shares of Common Stock covered by the Right shall be $________ per share without commission or other charge.

           2.4 Consideration to Company. In consideration of the granting of the Right by the Company, the Holder agrees to render faithful and efficient services to the Company or any Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in the Plan or this Agreement shall confer upon the Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Holder at any time for any reason whatsoever.

           2.5 Adjustments in Right.

           (a) In the event that the outstanding shares of Common Stock subject to the Right are changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Right, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Holder's

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proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Right may include any necessary or appropriate corresponding adjustment in the Right exercise price, but shall be made without change in the total price applicable to the unexercised portion of the Right (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the exercise price per share. Any such adjustment made by the Committee shall be final and binding upon the Holder, the Company and all other interested persons.

           (b) Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination, or any other similar adjustment or event which results in shares of Common Stock subject to the Right being exchanged for or converted into cash, securities or other property, the Company will have the right to terminate the Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under the Right shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

           (c) In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to the Right to reflect such diminution.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

           3.1 Commencement of Exercisability.

           (a) Subject to Sections 3.4 and 5.6, the Right shall become exercisable as set forth in Exhibit A hereto.

           (b) No portion of the Right which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee.

           3.2 Duration of Exercisability. The installments provided for in Exhibit A hereto are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

           3.3 Expiration of Right. The Right may not be exercised to any extent by anyone after the first to occur of the following events:

           (a) The expiration of ten (10) years from the date the Right was granted; or

           (b) Three (3) months after the time of the Holder's Termination of Employment, unless such termination results from the Holder's death, retirement or disability (within the meaning of Section 22(e)(3) of the Code), provided that payment shall be subject to set off of claims by the Company for the commission by the Holder of a felony or the perpetration by the Holder of an act of fraud, dishonesty, or misrepresentation against, or breach of fiduciary duty toward, the Company or a Subsidiary or any willful act or omission of

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the Holder which is injurious in any material respect to the financial condition or business reputation of the Company or a Subsidiary; and further provided that payment shall be postponed until such set off is resolved by settlement or final court adjudication; or

           (c) Twelve (12) months after the date of the Holder's Termination of Employment by reason of the Holder's retirement, death or disability (within the meaning of Section 22(e)(3) of the Code);

           (d) The effective date of either the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least twenty (20) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation or dissolution, the Committee shall give the Holder notice of such event if the Right has then neither been fully exercised nor become unexercisable under this Section 3.3; provided, however, to the extent that the Right is outstanding and unexercised immediately prior to the tenth anniversary of the date the Right was granted, such Right (or portion thereof) shall be deemed exercised under Section 2.2 if the Fair Market Value of a share of Common Stock on such date exceeds the exercise price per share.

                                   ARTICLE IV

                                EXERCISE OF RIGHT

           4.1 Person Eligible to Exercise. During the lifetime of the Holder, only the Holder may exercise the Right or any portion thereof. After the death of the Holder, any exercisable portion of the Right may, prior to the time when the Right becomes unexercisable under Section 3.3, be exercised by a beneficiary designated by the Holder, the Holder's personal representative or by any person empowered to do so under the Holder's will or under the then applicable laws of descent and distribution.

           4.2 Partial Exercise. Any exercisable portion of the Right or the entire Right, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Right or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than ten (10) shares (or the minimum installment set forth in Exhibit A hereto, if a smaller number of shares) and shall be for whole shares only.

           4.3 Manner of Exercise. The Right, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Right or such portion thereof becomes unexercisable under Section 3.3:

           (a) Notice in writing signed by the Holder or the other person then entitled to exercise the Right or portion thereof, stating that the Right or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

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           (b) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Right; with the consent of the Committee shares of the Company's Common Stock owned by the Holder duly endorsed for transfer may be used to make all or part of such payment; and

           (c) In the event the Right or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Right.

           4.4 Rights as Stockholder. The holder of the Right shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares subject to the Right.

                                    ARTICLE V

                                OTHER PROVISIONS

           5.1 Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Holder, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Right. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

           5.2 Right Not Transferable. Neither the Right nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or the Holder's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent (a) transfers by will or by the applicable laws of descent and distribution, (b) the designation by the Holder of a beneficiary to exercise the Holder's Right (or any portion thereof) under this Agreement after the Holder's death, or (c) transfers in accordance with such requirements as are prescribed by the Committee and in accordance with the Code and applicable regulations.

           5.3 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Holder shall be addressed to the Holder at the address given beneath the Holder's signature hereto. By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the Holder's personal representative if such representative has previously informed the Company of such representative's status and address by written notice under this
Section 5.3. Any notice shall be

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deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

           5.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

           5.5 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of California without regard to conflicts of laws thereof.

           5.6 Conformity to Securities Laws. The Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Right is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

           5.7 Amendments, etc This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by the Holder or such other person as may be permitted to exercise the Right pursuant to Section 4.1 and by a duly authorized representative of the Company.

           IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                        SCPIE HOLDINGS INC.


                                        By ___________________________________

                                        Its __________________________________



____________________________
          Holder



____________________________
____________________________
____________________________
         Address

Holder's Social Security Number:

__________________________________

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                                                                       EXHIBIT A

                       STOCK APPRECIATION RIGHTS AGREEMENT

                           dated _____________, _____,
                                 by and between
                               SCPIE Holdings Inc.
                            and _____________________

           In accordance with Section 3.1(a) of the Agreement and subject to stockholder approval of the Plan, the Right shall become exercisable in three
(3) cumulative installments as follows:

           (a) The first installment shall consist of thirty-three and one-third percent (33-1/3%) of the shares covered by the Right and shall become exercisable on the second anniversary of the date the Right is granted ("Date of Grant");

           (b) The second installment shall consist of thirty-three and one-third percent (33-1/3%) of the shares covered by the Right and shall become exercisable on the third anniversary of the Date of Grant;

           (c) The third installment shall consist of thirty-three and one-third (33-1/3%) of the shares covered by the Right and shall become exercisable on the fourth anniversary of the Date of Grant.